Dreyfus Premier
Value Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND
--------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                              9     Statement of Assets and Liabilities

                             10     Statement of Operations

                             11     Statement of Changes in Net Assets

                             13     Financial Highlights

                             17     Notes to Financial Statements

                                    FOR MORE INFORMATION
--------------------------------------------------------

                                    Back Cover

                                                          The Fund
                                           Dreyfus Premier
                                                Value Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Value Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Timothy M. Ghriskey.

The past six months have been rewarding for many equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. As a result, several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Yet, until near the end of the six-month period, the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. In April, however, some previously out-of-favor market sectors rallied strongly, including large-cap cyclical companies as well as some small- and mid-cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Value Fund.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Premier Value Fund perform relative to its benchmark?

The Fund produced a total return during the six-month period roughly equal to or slightly better than the Wilshire Large Company Value Index's return of 15.04%. 1 The Fund's total return for this six-month period ended April 30, 1999 was 15.50% for Class A shares; 15.09% for Class B shares; 15.02% for Class C shares; and 15.33% for Class R shares. 2

We attribute this strong performance partly to the surprisingly rapid recovery of global capital markets in the wake of last summer's decline, and partly to the powerful shift in market sentiment in favor of value-oriented stocks toward the end of the period.

What is the Fund's investment approach?

Dreyfus Premier Value Fund invests in a diversified portfolio of value-oriented companies. We define a value stock as one that appears underpriced in relation to the company's intrinsic value, as measured by a wide range of financial and business data. To put it another way, we seek to buy growing companies at bargain prices.

We select investments one stock and one company at a time. Our investment process starts with a computerized, quantitative analysis of the universe of stocks, first to identify those that meet our definition of value, and then to focus on those value stocks we believe are best positioned to grow in the current market environment. Our team of experienced analysts examine the fundamentals of each top-ranked candidate to decide which to purchase, and to decide if any current holdings should be sold.

The result of our approach during the recent six-month period was a portfolio of carefully selected stocks with greater concentration than our benchmark in the areas of health care, technology and consumer

                                                                    The Fund 3
staples. Several of our holdings in these sectors showed notable strength throughout the period, including Allergan in health care, International Business Machines in technology and Wendy's International in consumer staples. On the other hand, two of our technology holdings, Compaq Computer and Storage Technology, proved particularly disappointing as a result of the companies' struggles with strong competitive pressures.

The Fund also benefited from its many investments in the financial and energy industries. Financial stocks, such as Citigroup, American International Group and Chase Manhattan, performed well through most of the period. Stock prices of energy companies, such as Mobil and BP Amoco A.D.S., rose sharply in response to industry mergers, production limits instituted by the Organization of Petroleum Exporting Countries (OPEC), and growing global industrial activity.

What other factors influenced the Fund's performance?

During the last few weeks of the period, a powerful shift in market sentiment took place. This shift was precipitated by unexpected strength in the U.S. and global economies, which favors value-oriented stocks, and by the relatively high valuations of a handful of large-cap growth stocks. For the first time in approximately 18 months, investment dollars began flowing out of large-cap growth stocks and into a broad range of value stocks.

Our disciplined strategy of value investing positioned the Fund to benefit from the market's move toward value. We took additional advantage of this favorable shift in market sentiment by adding to our holdings of basic materials stocks, such as International Paper, and capital goods stocks, such as Boeing and Tyco International, which stood to profit from growing global demand for industrial resources.

Our investment discipline also enabled us to identify individual strong-performing stocks within relatively weak-performing sectors. For example, the market generally has not rewarded utility companies lately. Nevertheless, our holdings of Niagra Mohawk Power rose rapidly during the first few months of the recent period. In recognition of the industry's weakness, we sold a portion of our holdings near their peak price in late December 1998. We also invested in several rapidly growing stocks in the telecommunications services industry, such as MCI WorldCom and AT&T, despite that sector's mixed overall performance.

What is the Fund's current strategy?

As of April 30, we have been encouraged by the market's apparent shift toward value. Valuations between growth-oriented and value-oriented stocks had reached historically wide levels by the first quarter of 1999. Even after April's shift in market sentiment from growth to value, that valuation gap remains relatively wide.

Of course, we cannot be certain that investors' interest in value will continue, but we do not believe that current valuation disparities between growth and value are likely to persist. In our view, the past six months illustrate the importance of maintaining a disciplined investment style and the Fund's commitment to value investments.

May 13, 1999

1 SOURCE: WILSHIRE ASSOCIATES, INC. - The Wilshire Large Company Value Index is an unmanaged index reflecting the performance of the largest 750 stocks composing the Wilshire 5000 Index that meet statistical criteria for being a "value" stock.

2 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

                                                                     The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Common Stocks--98.5%                                 Shares          Value ($)
--------------------------------------------------------------------------------
Aerospace Electronics--2.0%
Boeing                                              112,000         4,550,000

Basic Industries--5.4%
Dow Chemical                                         52,600         6,900,462
International Paper                                 100,000         5,331,250
                                                                   12,231,712

Capital Spending--2.7%
Computer Associates International                   113,000         4,823,688
Hewlett-Packard                                      14,600         1,151,575
                                                                    5,975,263

Consumer Durables--6.7%
Black & Decker                                       82,800         4,698,900
General Motors                                       67,000         5,958,812
Newell                                               95,000         4,506,563
                                                                   15,164,275
Consumer Services--6.2%
Cendant                                             324,000 a       5,832,000
McDonald's                                           84,300         3,572,213
Wendy's International                               164,000         4,438,250
                                                                   13,842,463

Electronic Technology--6.0%
Intel                                                92,200         5,641,488
International Business Machines                      25,600         5,355,200
Storage Technology                                  128,000 a       2,472,000
                                                                   13,468,688

Energy--2.7%
Royal Dutch Petroleum A.D.R.                        104,000         6,103,500

Energy Minerals--5.2%
BP Amoco, A.D.S.                                     48,600         5,500,912
Mobil                                                59,000         6,180,250
                                                                   11,681,162

Finance--21.3%
Bank One                                             92,600         5,463,400
BankAmerica                                          86,000         6,192,000
Chase Manhattan                                      74,000         6,123,500
Citigroup                                            81,000         6,095,250
First Union                                          98,200         5,437,825

--------------------------------------------------------------------------------
Common Stocks (continued)                            Shares          Value ($)
--------------------------------------------------------------------------------
Finance (continued)
Fleet Financial Group                               124,500         5,361,281
Morgan Stanley Dean Witter                           64,200         6,367,838
Wells Fargo                                         154,500         6,672,469
                                                                   47,713,563
Health Care--.7%
CIGNA                                                17,100         1,490,906

Health Services--1.9%
Columbia/HCA Healthcare                             169,800         4,191,937

Health Technology--6.0%
Allergan                                             51,400         4,619,575
American Home Products                               71,000         4,331,000
Pharmacia & Upjohn                                   80,300         4,496,800
                                                                   13,447,375

Insurance--4.3%
American International Group                         44,000         5,167,250
Everest Reinsurance Holdings                         72,600         2,200,688
Xl Capital Limited, Cl. A                            39,000         2,366,812
                                                                    9,734,750

Non-Energy Minerals--2.8%
Alcoa                                               102,000         6,349,500

Process Industries--2.3%
DuPont (E.I.) deNemours                              72,000         5,085,000

Producer Manufacturing--7.1%
General Electric                                     37,900         3,998,450
Honeywell                                            65,000         6,158,750
Tyco International                                   70,000         5,687,500
                                                                   15,844,700
Retail Trade--1.8%
American Stores                                     128,000         4,040,000

Transportation--1.9%
CNF Transportation                                  100,000         4,368,750

Utilities--11.5%
AT&T                                                 79,121         3,995,585
Ameritech                                            81,500         5,577,656
Bell Atlantic                                        79,000         4,552,375
Coastal                                             124,000         4,743,000



                                                                   The Fund 7

--------------------------------------------------------------------------------
Common Stocks continued)                             Shares          Value ($)
--------------------------------------------------------------------------------
Utilities (continued)

MCI WorldCom                                         57,100 a       4,692,906
Niagara Mohawk Power                                175,000 a       2,340,625
                                                                   25,902,147
Total Common Stocks
   (cost $179,823,990)                                            221,185,691
--------------------------------------------------------------------------------
                                                  Principal
Short-Term Investments--1.7%                      Amount ($)         Value ($)
--------------------------------------------------------------------------------
U.S. Treasury Bills,
   4.39%, 7/29/1999
   (cost $3,740,953)                                                3,741,495

Total Investments (cost $183,564,943)                 100.2%      224,927,186

Liabilities, Less Cash and Receivables                  (.2%)        (519,411)

Net Assets                                            100.0%      224,407,775

a Non-income producing.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                                       Cost             Value
--------------------------------------------------------------------------------
Assets ($):

Investments in securities
  --See Statement of Investments                183,564,943       224,927,186
Receivable for investment securities sold                           5,748,487
Dividends receivable                                                  149,225
Receivable for shares of Beneficial
  Interest subscribed                                                  25,741
Prepaid expenses                                                       28,095
                                                                  230,878,734

--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                         173,023
Due to Distributor                                                     72,699
Cash overdraft due to Custodian                                        89,961
Payable for investment securities purchased                         6,056,536
Payable for shares of Beneficial Interest redeemed                     29,188
Accrued expenses                                                       49,552
                                                                    6,470,959
--------------------------------------------------------------------------------
Net Assets ($)                                                    224,407,775
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                   165,186,826
Accumulated undistributed investment income--net                      405,850
Accumulated net realized gain (loss) on investments                17,452,856
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4(b)                                        41,362,243
--------------------------------------------------------------------------------
Net Assets ($)                                                    224,407,775
--------------------------------------------------------------------------------
Net Asset Value Per Share
                             Class A       Class B       Class C      Class R
--------------------------------------------------------------------------------
Net Assets ($)           182,595,905    41,266,601       537,161        8,108
Shares Outstanding         8,137,382     1,900,136        24,897          366
--------------------------------------------------------------------------------
Net Asset Value Per
  Share ($)                    22.44         21.72         21.58        22.15


See notes to financial statements.



                                                                    The Fund  9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)


--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Income:
Cash dividends (net of $20,475 foreign taxes withheld at source)    1,671,411
Interest                                                              181,991
Total Income                                                        1,853,402
Expenses:
Management fee--Note 3(a)                                             851,976
Shareholder servicing costs--Note 3(c)                                369,362
Distribution fees--Note 3(b)                                          175,013
Professional fees                                                      36,507
Registration fees                                                      31,635
Trustees' fees and expenses--Note 3(d)                                 21,671
Prospectus and shareholders' reports                                   15,723
Custodian fees--Note 3(c)                                              11,552
Loan commitment fees--Note 2                                              817
Interest expense--Note 2                                                  653
Miscellaneous                                                           2,682
Total Expenses                                                      1,517,591
Investment Income--Net                                                335,811
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                            15,946,142
Net realized gain (loss) on financial futures                       1,259,750
Net Realized Gain (Loss)                                           17,205,892
Net unrealized appreciation (depreciation) on investments
  [including ($279,250) net unrealized
depreciation on financial futures]                                 14,930,466
Net Realized and Unrealized Gain (Loss) on Investments             32,136,358
Net Increase in Net Assets Resulting from Operations               32,472,169

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                             Six Months Ended
                                               April 30, 1999            Year Ended
                                                   (Unaudited)     October 31, 1998
------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                335,811               927,593
Net realized gain (loss) on investments            17,205,892            15,331,091
Net unrealized appreciation (depreciation)
  on investments                                   14,930,466           (10,271,824)
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                  32,472,169             5,986,860
------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                       (847,057)             (897,158)
Class C shares                                             --                (1,708)
Class R shares                                            (42)                  (30)
Net realized gain on investments:
Class A shares                                    (12,313,696)          (28,342,023)
Class B shares                                     (3,589,217)           (7,784,711)
Class C shares                                        (48,455)             (102,316)
Class R shares                                           (498)                 (705)
Total Dividends                                   (16,798,965)          (37,128,651)
------------------------------------------------------------------------------------
Beneficial Interest Transactions:
Net proceeds from shares sold:
Class A shares                                    226,663,573           358,815,870
Class B shares                                      1,942,322             5,641,156
Class C shares                                        126,523               382,394
Class R shares                                            745                19,638
Dividends reinvested:
Class A shares                                     12,323,001            27,528,054
Class B shares                                      3,380,195             7,388,194
Class C shares                                         32,265                56,706
Class R shares                                            530                   726
Cost of shares redeemed:
Class A shares                                   (247,711,539)         (390,437,238)
Class B shares                                    (14,469,281)          (10,960,162)
Class C shares                                       (317,460)             (288,724)
Class R shares                                            (25)              (20,056)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                (18,029,151)           (1,873,442)
Total Increase (Decrease) in Net Assets            (2,355,947)          (33,015,233)
------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                               226,763,722           259,778,955
End of Period                                     224,407,775           226,763,722
Undistributed investment income--net                  405,850               917,138

See notes to financial statements.


                                                                    The Fund 11

------------------------------------------------------------------------------------
                                             Six Months Ended
                                               April 30, 1999            Year Ended
                                                   (Unaudited)     October 31, 1998
------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                        10,524,133            16,637,744
Shares issued for dividends reinvested                620,493             1,312,735
Shares redeemed                                   (11,484,124)          (17,963,303)
Net Increase (Decrease) in Shares Outstanding        (339,498)              (12,824)
------------------------------------------------------------------------------------
Class B
Shares sold                                            93,151               268,507
Shares issued for dividends reinvested                175,321               361,281
Shares redeemed                                      (696,096)             (531,471)
Net Increase (Decrease) in Shares Outstanding        (427,624)               98,317
------------------------------------------------------------------------------------
Class C
Shares sold                                             6,129                17,550
Shares issued for dividends reinvested                  1,685                 2,787
Shares redeemed                                       (15,069)              (13,297)
Net Increase (Decrease) in Shares Outstanding          (7,255)                7,040
------------------------------------------------------------------------------------
Class R
Shares sold                                                35                   982
Shares issued for dividends reinvested                     27                    34
Shares redeemed                                            (1)                 (907)
Net Increase (Decrease) in Shares Outstanding              61                   109


See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

---------------------------------------------------------------------------------------------
                             Six Months Ended
                               April 30, 1999               Year Ended October 31,
                                                ---------------------------------------------
Class A Shares                    (Unaudited)     1998     1997      1996     1995     1994
---------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period    21.07    24.30    22.42     21.59    19.83    23.77
Investment Operations:
Investment income--net                    .05      .13      .12       .22      .31      .01
Net realized and unrealized
  gain (loss) on investments             3.00      .23     5.40      3.01     2.04    (1.54)
Total from Investment Operations         3.05      .36     5.52      3.23     2.35    (1.53)
Distributions:
Dividends from investment
  income--net                            (.11)    (.11)    (.20)     (.31)    (.05)      --
Dividends in excess of
  investment income--net                   --       --       --        --       --     (.12)
Dividends from net realized
  gain on investments                   (1.57)   (3.48)   (3.44)    (2.09)    (.54)   (2.29)
Total Distributions                     (1.68)   (3.59)   (3.64)    (2.40)    (.59)   (2.41)
Net asset value, end of period          22.44    21.07    24.30     22.42    21.59    19.83
---------------------------------------------------------------------------------------------
Total Return (%)a                       15.50b    1.53    27.43     15.95    12.43    (6.92)
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses
  to average net assets                   .58b    1.19     1.18      1.19     1.22     1.29
Ratio of interest expense, loan
  commitment fees and dividends
  on securities sold short to
  average net assets                      .00b,c   .00c      --        --      .05      .25
Ratio of net investment income
  to average net assets                   .22b     .54      .51       .94     1.51      .04
Portfolio Turnover Rate                 62.72b  159.30   123.53    147.64   244.82   199.13
---------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ X 1,000)                         182,596  178,593  206,333   207,388  208,786  239,407

a Exclusive of sales load.
b Not annualized.
c Amount represents less than .01%.
See notes to financial statements.

                                                                     The Fund 13

---------------------------------------------------------------------------------------------
                             Six Months Ended
                               April 30, 1999               Year Ended October 31,
                                               ----------------------------------------------
Class B Shares                    (Unaudited)     1998     1997      1996     1995     1994
---------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period    20.41      23.70    21.92     21.17    19.58    23.62
Investment Operations:
Investment income (loss)--net            (.10)      (.04)    (.04)      .04      .14     (.04)
Net realized and unrealized
  gain (loss) on investments             2.98        .23     5.29      2.96     2.02    (1.62)
Total from Investment Operations         2.88        .19     5.25      3.00     2.16    (1.66)
Distributions:
Dividends from investment
  income--net                              --         --     (.03)     (.16)    (.03)      --
Dividends in excess of investment
  income--net                              --         --       --        --       --     (.09)
Dividends from net realized gain
  on investments                        (1.57)     (3.48)   (3.44)    (2.09)    (.54)   (2.29)
Total Distributions                     (1.57)     (3.48)   (3.47)    (2.25)    (.57)   (2.38)
Net asset value, end of period          21.72      20.41    23.70     21.92    21.17    19.58
---------------------------------------------------------------------------------------------
Total Return (%)a                       15.09b       .75    26.55     15.05    11.50    (7.58)
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                      .96b      1.95     1.93      1.94     1.97     1.84
Ratio of interest expense, loan
  commitment fees and dividends
  on securities sold short to
  average net assets                      .00 b,c    .00c      --        --      .05      .24
Ratio of net investment income
  (loss) to average net assets           (.15) b    (.22)    (.27)      .19      .71     (.61)
Portfolio Turnover Rate                 62.72b    159.30   123.53    147.64   244.82   199.13
---------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ X 1,000)                          41,267     47,512   52,847    44,152   44,365   40,864


a Exclusive of sales load.
b Not annualized.
c Amount represents less than .01%.
See notes to financial statements.

---------------------------------------------------------------------------------------------
                                      Six Months Ended
                                        April 30, 1999           Year Ended October 31,
                                                         ------------------------------------
Class C Shares                             (Unaudited)     1998      1997     1996     1995a
---------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             20.28    23.67     21.90    21.16    21.21
Investment Operations:
Investment income (loss)--net                     (.08)    (.05)     (.14)b    .06     (.04)
Net realized and unrealized gain (loss)
  on investments                                  2.95      .20      5.35     3.05     (.01)
Total from Investment Operations                  2.87      .15      5.21     3.11     (.05)
Distributions:
Dividends from investment income--net               --     (.06)       --     (.28)      --
Dividends from net realized gain on investments  (1.57)   (3.48)    (3.44)   (2.09)      --
Total Distributions                              (1.57)   (3.54)    (3.44)   (2.37)      --
Net asset value, end of period                   21.58    20.28     23.67    21.90    21.16
---------------------------------------------------------------------------------------------
Total Return (%)c                                15.02d     .65     26.38    15.74     (.24)d
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets            .93d    2.08      2.00     1.94      .36d
Ratio of net investment income (loss)
  to average net assets                           (.11)d   (.35)     (.56)    (.51)    (.18)d
Portfolio Turnover Rate                          62.72d  159.30    123.53   147.64   244.82
---------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)              537      652       594        6        1

a From September 1, 1995 (commencement of initial offering) to October 31, 1995.
b Based on average shares outstanding at each month end.
c Exclusive of sales load.
d Not annualized.
See notes to financial statements.
                                                                     The Fund 15

---------------------------------------------------------------------------------------------
                                      Six Months Ended
                                        April 30, 1999          Year Ended October 31,
                                                         ------------------------------------
Class R Shares                             (Unaudited)     1998      1997     1996     1995a
---------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             20.87    24.30     22.42    21.60    21.61
Investment Operations:
Investment income--net                             .03      .21       .19      .40       --
Net realized and unrealized gain (loss)
  on investments                                  2.95     (.01)     5.38     2.87     (.01)
Total from Investment Operations                  2.98      .20      5.57     3.27     (.01)
Distributions:
Dividends from investment income--net             (.13)    (.15)     (.25)    (.36)      --
Dividends from net realized gain on investments  (1.57)   (3.48)    (3.44)   (2.09)      --
Total Distributions                              (1.70)   (3.63)    (3.69)   (2.45)      --
Net asset value, end of period                   22.15    20.87     24.30    22.42    21.60
---------------------------------------------------------------------------------------------
Total Return (%)                                 15.33b     .77     27.74    16.17     (.05) b
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets            .72b    1.00       .94      .97      .17 b
Ratio of net investment income
  to average net assets                            .07b     .51       .71     1.07       --
Portfolio Turnover Rate                          62.72b  159.30    123.53   147.64   244.82
---------------------------------------------------------------------------------------------
Net Assets, end of period ($X1,000)                  8        6         5        4        1

a From September 1, 1995 (commencement of initial offering) to October 31, 1995.
b Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Value Fund (the "Fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering two series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed

                                                                     The Fund 17
on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 1999 was approximately $24,900, with a related weighted average annualized interest rate of 5.22%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $7,842 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.
                                                                     The Fund 19

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $172,580 and $2,433, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $225,645, $57,527 and $811, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $55,626 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $11,552 pursuant to the custody agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 1999, amounted to $137,397,637 and $155,909,641, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 1999, there were no open forward currency exchange contracts.

The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash


                                                                     The Fund 21
equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1999, there were no financial futures contracts outstanding.

(b) At April 30, 1999, accumulated net unrealized appreciation on investments was $41,362,243, consisting of $45,639,296 gross unrealized appreciation and $4,277,053 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Dreyfus Premier Value Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(C) 1999 Dreyfus Service Corporation  037/632SA994


Dreyfus Premier
International
Value Fund

SEMIANNUAL REPORT
April 30, 1999


(R) [Dreyfus Logo]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

-----------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             11     Statement of Assets and Liabilities

                             12     Statement of Operations

                             13     Statement of Changes in Net Assets

                             15     Financial Highlights

                             19     Notes to Financial Statements

                                    FOR MORE INFORMATION

-----------------------------------------------------------

                                    Back Cover

                       Dreyfus Premier    The Fund
              International Value Fund


LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier International Value Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed, including a discussion with the Fund's portfolio manager, Sandor Cseh.

Many regional economies showed marked improvement after many of the world's central banks lowered key short-term interest rates to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan, Asia and Latin America began to recover over the past six months, showing their first signs of real strength in over a year. European markets, on the other hand, provided disparate performance. For example, while Spain and the United Kingdom experienced higher stock prices on average, others, such as Germany, declined.

We appreciate your confidence over the past six months, and we look forward to your continued participation in the Dreyfus Premier International Value Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Sandor Cseh, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

The Fund produced a total return of 14.31% for Class A shares, 13.88% for Class B shares, 13.86% for Class C shares and 14.58% for Class R shares, each for the six-month period ended April 30, 1999.1 This compares with a 15.28% return for the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI-EAFE") Index for the same period.2

As was true in the United States, investor preference for growth-oriented stocks over value-oriented stocks extended into international markets. As was the case with the Standard & Poor's 500 Composite Stock Price Index in the U.S., a small number of large capitalization, high priced, growth issues drove the overall performance of our international benchmark, the MSCI-EAFE Index. Most diversified international portfolios trailed the averages if they included securities other than the MSCI-EAFE's very few top performers.

What is the Fund's investment approach?

Dreyfus Premier International Value Fund invests in an internationally diversified portfolio of value stocks: stocks selling at attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception: a stock falls out of general market favor, creating what the Fund perceives to be a buying opportunity. The Fund purchases the security at the depressed price, hoping to profit when perceptions change and the price reverts to a historical norm.

In implementing the value approach, the Fund employs a multistep process. First, we choose how much to invest in each of the countries

                                                                  The Fund  3
represented in the MSCI-EAFE Index. We make a baseline determination by the size of a country's gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this proportion, based on our outlook for a country's economy and the number of value opportunities we identify in a specific country's market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 90% of purchase candidates, analysts perform extensive fundamental research and conduct on-site visits to determine which securities we will buy for the portfolio. Stocks in the portfolio typically are sold when they reach a price at which we no longer consider them attractive values, or when our analysts determine that anticipated change in market sentiment is no longer likely.

What factors influenced the Fund's performance?

Investor preference for growth stocks, combined with our strict value-oriented approach, precluded our purchase of many top-performing stocks. In three of our most important markets--Germany, France and the United Kingdom--the five largest stocks in each market accounted for more than 50% of the increase in broad market indices. Of those 15 stocks, few could be considered value-oriented issues. But bearing that fundamental constraint in mind, performance was enhanced by our choices to invest in specific markets and stocks.

The long-depressed Japanese markets, where the Fund had over 20% of its assets invested, presented significant value opportunities. As investors grew more confident that bank recapitalizations and corporate restructurings were beginning to have positive economic effects, the Japanese market rose. Individual value stocks that had been depressed were seen by both the marketplace and by acquisition-minded corporations as being attractively priced.

In Europe, several of the companies we held were acquired by other companies at significant premiums over market prices. In addition, a number of our portfolio holdings rose in price due to takeover rumors.

What is the Fund's current strategy?

Of course, the Fund will maintain its value style in the international marketplace. The U.S. market has outperformed international markets for a long enough period of time that, in our opinion, it is now quite expensive relative to the rest of the world. Price/earnings ratios of U.S. stocks are high not only in comparison to historical norms, but to the rest of the world as well. Europe continues to look attractive as companies increase efficiency and productivity through consolidations and restructurings to compete in what is emerging as a single economic market. Japan shows signs of having finally turned the corner, addressing its fundamental economic and financial problems and positioning itself to resume soundly based growth.

In addition, growth-oriented stocks have outperformed value securities for so long that the differences in valuations between these two types of investments are very wide compared to historical norms. It is, of course, impossible to predict when, or even if, trends will turn. But we continue to believe that, over time, the core, dual disciplines of international and value investing can benefit long-term equity investors.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum applicable sales charge in the case of Class A, B or C shares. Had these sales charges been included, returns would have been lower.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC.--The Morgan Stanley Capital
  International Europe, Australasia, Far East ("MSCI-EAFE") Index is an unmanaged index composed of a sample of companies Europe, Australasia, Far East ("MSCI-EAFE") Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated. Unlike the Fund, the Index is not focused on value stocks principally.

                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------

Common Stocks--94.5%                                       Shares                     Value ($)
----------------------------------------------------------------------------------------------
Argentina--.5%
YPF Sociedad Anonima, ADS                                     700                       29,400
Australia--1.9%
Australia & New Zealand Banking                             8,644                       68,465
Goodman Fielder                                            18,000                       17,389
Pacific Dunlop                                             19,695                       34,535
                                                                                       120,389
Austria--.5%
EVN                                                           200                       29,920

Denmark--.7%
Jyske Bank                                                    500                       42,737

Finland--.9%
Kesko Oyj                                                   3,600                       56,799

France--10.8%
ALSTHOM, ADS                                                1,050                       33,863
Air Liquide                                                   397                       61,376
Bongrain                                                      110                       42,643
Compagnie Generale des Etablissements Michelin, Cl. B       1,056                       48,027
Dexia France                                                  370                       51,913
Elf Aquitaine, ADS                                          1,000                       78,125
Guyenne et Gascogne                                           120                       55,275
PSA Peugeot Citreon                                           430                       71,486
Pechiney, Cl. A                                             1,000                       42,356
Societe Generale, Cl. A                                       400                       71,751
Thompson CSF                                                1,900                       62,369
Usinor                                                      4,000                       62,009
                                                                                       681,193
Germany--11.3%
Bayer                                                       2,200                       93,649
Deutsche Bank                                               1,000                       58,240
Deutsche Bank (New)                                           111                        6,300
Deutsche Lufthansa                                          1,900                       44,061
GEA                                                         1,900                       50,298
Hoechst                                                     1,400                       66,488
KM Europa Metal                                               400                       23,275
Merck KGaA                                                  1,800                       60,993
Siemens                                                     1,300                       96,360

----------------------------------------------------------------------------------------------

Common Stocks (continued)                                  Shares                     Value ($)
----------------------------------------------------------------------------------------------
Germany (continued)
Tarkett Sommer                                              1,000                       10,568
Veba                                                        1,900                      104,418
Viag                                                          110                       56,026
Volkswagen                                                    530                       37,658
                                                                                       708,334
Greece--.5%
Hellenic Telecommunication Organization, ADS                2,900 a                     34,619

Hong Kong--2.1%
HSBC                                                          508                       18,876
Henderson Investment                                       55,000                       43,641
HongKong Electric                                          22,300                       71,065
                                                                                       133,582
Italy--3.8%
Banca Popolare di Bergamo Credito Varesino                  1,800                       45,382
ENI, ADS                                                    1,400                       91,525
San Paolo-IMI, ADS                                            883 a                     26,600
Telecom Italia                                             13,690                       73,656
                                                                                       237,163
Japan--23.8%
Aiful                                                         600                       49,104
Canon                                                       4,000                       97,839
Credit Saison                                               3,000                       61,317
Dai-Tokyo Fire & Marine Insurance                          11,000                       40,266
Fuji Machine Manufacturing                                  1,000                       35,684
Honda Motor                                                 1,000                       44,061
Ito-Yokado                                                  1,000                       61,401
Kao                                                         1,000                       25,381
Mabuchi Motor                                               1,000                       77,651
Marubeni                                                   22,000                       50,863
Matsumotokiyoshi                                            2,000                       87,619
Minebea                                                     7,000                       67,725
Mitsubishi Heavy Industries                                 9,000                       39,429
Murata Manufacturing                                        1,000                       57,212
NAMCO                                                       2,000                       45,234
Nichei                                                        900                       78,028

                                                                  The Fund  7

----------------------------------------------------------------------------------------------

Common Stocks (continued)                                  Shares                     Value ($)
----------------------------------------------------------------------------------------------
Japan (continued)
Nishimatsu Construction                                     6,000                       34,880
Rinnai                                                      2,800                       58,988
Rohm                                                        1,000                      120,624
Sankyo                                                      2,000                       41,967
Sankyo Company                                              2,200                       76,294
Sekisui Chemical                                            6,000                       40,107
Sony                                                          900                       84,059
Toyota Motor                                                2,000                       56,793
Yamanouchi Pharmaceutical                                   2,000                       63,327
                                                                                     1,495,853
Netherlands--7.7%
ABN-AMRO                                                    3,475                       82,977
Akzo Nobel, ADS                                             1,300                       58,013
Buhrmann                                                    2,275                       41,796
Hollandsche Beton Groep                                     2,676                       38,112
Hunter Douglas                                              2,114                       81,706
KPN, ADS                                                    1,319                       56,552
Koninklijke (Royal) Philips Electronics, ADR                  900                       76,838
Stork                                                       2,216                       47,400
                                                                                       483,394
New Zealand--.7%
Flecther Challenge Paper                                   48,277                       45,108

Norway--.5%
Orkla, Cl. B                                                2,200                       32,314

Peru--.5%
Telefonica del Peru, ADS                                    2,300                       34,644

Portugal--1.1%
Banco Pinto & Sotto Mayor                                   1,832                       34,239
Portugal Telecom                                              800                       33,419
                                                                                        67,658
Singapore--1.2%
Development Bank of Singapore                               7,200                       76,415

South Korea--.8%
Korea Electric Power, ADR                                   2,000                       33,000
Pohang Iron & Steel, ADR                                      700                       18,025
                                                                                        51,025

----------------------------------------------------------------------------------------------

Common Stocks (continued)                                  Shares                     Value ($)
----------------------------------------------------------------------------------------------
Spain--4.6%
Argentaria, ADS                                               900                       41,961
Banco Popular Espanol                                         800                       56,757
Endesa                                                      2,700                       60,154
Gas y Electridad                                              700                       57,816
Repsol, ADS                                                 4,300                       70,950
                                                                                       287,638
Sweden--.9%
Autoliv                                                     1,550                       54,003

Switzerland--4.3%
Barry Callebaut                                               271                       43,922
Forbo                                                         165                       68,750
Sulzer                                                         95                       60,404
Swisscom                                                       60 a                     22,047
UBS                                                           230                       78,176
                                                                                       273,299
United Kingdom--15.4%
BOC Group                                                   5,384                       85,416
Barclays                                                    1,500                       47,642
British Airways                                             4,402                       34,883
Bunzl                                                      18,500                       79,477
Laird Group                                                11,000                       54,778
Medeva                                                      9,900                       18,478
Morgan Crucible                                            13,311                       60,611
PowerGen                                                    7,305                       80,161
Rexam                                                      15,000                       59,131
Rio Tinto                                                   4,730                       82,613
Royal & Sun Alliance Insurance Group                        9,252                       79,791
Royal Bank of Scotland                                      3,000                       70,764
Safeway                                                    15,923                       66,292
Storehouse                                                 22,992                       53,457
Tomkins                                                    21,469                       91,281
                                                                                       964,775
Total Common Stocks
  (cost $5,800,334)                                                                  5,940,262

                                                                  The Fund  9

----------------------------------------------------------------------------------------------

Preferred Stocks--.6%                                      Shares                     Value ($)
----------------------------------------------------------------------------------------------
Germany:
Hugo Boss                                                      10                       14,242
Rheinmetall                                                 1,200                       23,444
Total Preferred Stocks
  (cost $44,070)                                                                        37,686
-----------------------------------------------------------------------------------------------
Total Investments (cost $5,844,404)                         95.1%                    5,977,948

Cash and Receivables (Net)                                   4.9%                      305,222

Net Assets                                                 100.0%                    6,283,170

a Non-income producing.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------

                                                                       Cost          Value
------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments           5,844,404      5,977,948
Cash                                                                                96,574
Cash denominated in foreign currencies                              159,955        159,823
Receivable for investment securities sold                                           36,936
Dividends receivable                                                                22,580
Prepaid expenses                                                                    44,177
                                                                                 6,338,038
------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                          734
Due to Distributor                                                                     666
Payable for investment securities purchased                                         32,951
Accrued expenses                                                                    20,517
                                                                                    54,868
------------------------------------------------------------------------------------------
Net Assets ($)                                                                   6,283,170
------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                  6,063,929
Accumulated distributions in excess of investment income--net                      (21,796)
Accumulated net realized gain (loss) on investments                                107,901
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                                 133,136
------------------------------------------------------------------------------------------
Net Assets ($)                                                                   6,283,170


------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                           Class A     Class B     Class C         Class R
------------------------------------------------------------------------------------------
Net Assets ($)                           3,701,415     630,301      513,523      1,437,931
Shares Outstanding                         288,865      49,396       40,228        112,111
Net Asset Value Per Share ($)                12.81       12.76        12.77          12.83

See notes to financial statements.

                                                                  The Fund  11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------

Investment Income ($)
-----------------------------------------------------------------------------------------
Income:
Cash dividends (net of $6,268 foreign taxes withheld at source)                    47,991
Interest                                                                            5,673
Total Income                                                                       53,664
Expenses:
Management fee--Note 3(a)                                                          28,285
Registration fees                                                                  45,312
Custodian fees                                                                     10,611
Auditing fees                                                                       6,250
Shareholder servicing costs--Note 3(c)                                              5,906
Distribution fees--Note 3(b)                                                        3,724
Prospectus and shareholders' reports                                                3,230
Legal fees                                                                            847
Trustees' fees and expenses--Note 3(d)                                                664
Loan Commitment fees--Note 2                                                            6
Miscellaneous                                                                       2,648
Total Expenses                                                                    107,483
Less--expense reimbursement due to undertaking--Note 3(a)                         (48,804)
Net Expenses                                                                       58,679
Investment (Loss)                                                                  (5,015)
-----------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments and foreign currency transactions         111,672
Net realized gain (loss) on forward currency exchange contracts                    (9,946)
Net Realized Gain (Loss)                                                          101,726
Net unrealized appreciation (depreciation) on investments and foreign
  currency transactions                                                           654,760
Net Realized and Unrealized Gain (Loss) on Investments                            756,486
Net Increase in Net Assets Resulting From Operations                              751,471

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1999       Year Ended
                                                              (Unaudited)    October 31, 1998*
----------------------------------------------------------------------------------------------
Operations ($):
Investment income (loss)--net                                     (5,015)              14,818
Net realized gain (loss) on investments                          101,726               29,209
Net unrealized appreciation (depreciation) on investments        654,760             (521,624)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                      751,471              (477,597)
---------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                                   (19,976)                  --
Class B shares                                                      (858)                  --
Class C shares                                                      (720)                  --
Class R shares                                                   (10,045)                  --
Net realized gain on investments:
Class A shares                                                   (13,698)                  --
Class B shares                                                    (2,058)                  --
Class C shares                                                    (1,920)                  --
Class R shares                                                    (5,358)                  --
Total Dividends                                                  (54,633)                  --
---------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                                    28,100            3,607,230
Class B shares                                                    76,540              534,619
Class C shares                                                     3,008              500,000
Class R shares                                                   840,300              500,000
Dividends reinvested:
Class A shares                                                    33,571                   --
Class B shares                                                     2,809                   --
Class C shares                                                     2,640                   --
Class R shares                                                     5,520                   --
Cost of shares redeemed:
Class A shares                                                    (2,755)             (64,517)
Class B shares                                                       (10)                  --
Class C shares                                                    (3,126)                  --
Increase (Decrease) in Net Assets from
  Beneficial InterestTransactions                                986,597            5,077,332
Total Increase (Decrease) in Net Assets                        1,683,435            4,599,735
---------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                            4,599,735                   --
End of Period                                                  6,283,170            4,599,735
Undistributed investment income (distribution in excess
  of investment income)--net                                     (21,796)              14,818

* From March 31, 1998 (commencement of operations) to October 31, 1998. See notes to financial statements.

                                                                  The Fund  13

----------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1999       Year Ended
                                                              (Unaudited)    October 31, 1998*
----------------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                        2,340              288,881
Shares issued for dividends reinvested                             2,884                   --
Shares redeemed                                                     (231)              (5,009)
Net Increase (Decrease) in Shares Outstanding                      4,993              283,872
----------------------------------------------------------------------------------------------
Class B
Shares sold                                                        6,277               42,878
Shares issued for dividends reinvested                               242                   --
Shares redeemed                                                       (1)                  --
Net Increase (Decrease) in Shares Outstanding                      6,518               42,878
----------------------------------------------------------------------------------------------
Class C
Shares sold                                                          260               40,000
Shares issued for dividends reinvested                               227                   --
Shares redeemed                                                     (259)                  --
Net Increase (Decrease) in Shares Outstanding                        228               40,000
----------------------------------------------------------------------------------------------
Class R
Shares sold                                                       71,637               40,000
Shares issued for dividends reinvested                               474                   --
Net Increase (Decrease) in Shares Outstanding                     72,111               40,000

* From March 31, 1998 (commencement of operations) to October 31, 1998. See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

--------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1999         Year Ended
Class A Shares                                                (Unaudited)  October 31, 1998a
--------------------------------------------------------------------------------------------
Per Share Data($):
Net asset value, beginning of period                               11.32              12.50
Investment Operations:
Investment income (loss)--net                                       (.01)               .05
Net realized and unrealized gain (loss) on investments              1.62              (1.23)
Total from Investment Operations                                    1.61              (1.18)
Distributions:
Dividends from investment income--net                               (.07)                --
Dividends from net realized gain on investments                     (.05)                --
Total Distributions                                                 (.12)                --
Net asset value, end of period                                     12.81              11.32
--------------------------------------------------------------------------------------------
Total Return (%)b,c                                                14.31              (9.44)
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsc                             .99               1.19
Ratio of net investment income (loss) to average net assetsc        (.91)               .39
Decrease reflected in above expense ratios due to
  undertakings by the Managerc                                       .86                .92
Portfolio Turnover Ratec                                           19.90              17.71
Net Assets, end of period ($ x 1,000)                              3,701              3,213

a From March 31, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c Not annualized.
See notes to financial statements.

                                                                  The Fund  15

--------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1999         Year Ended
Class B Shares                                                (Unaudited)  October 31, 1998a
--------------------------------------------------------------------------------------------
Per Share Data($):
Net asset value, beginning of period                               11.27              12.50
Investment Operations:
Investment (loss)--net                                              (.06)              (.01)
Net realized and unrealized gain (loss) on investments              1.62              (1.22)
Total from Investment Operations                                    1.56              (1.23)
Distributions:
Dividends from investment income--net                               (.02)                --
Dividends from net realized gain on investments                     (.05)                --
Total Distributions                                                 (.07)                --
Net asset value, end of period                                     12.76              11.27
--------------------------------------------------------------------------------------------
Total Return (%)b,c                                                13.88              (9.84)
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsc                            1.37               1.64
Ratio of net investment (loss) to average net assetsc              (1.27)              (.07)
Decrease reflected in above expense ratios due to
  undertakings by the Managerc                                       .85                .92
Portfolio Turnover Ratec                                           19.90              17.71
Net Assets, end of period ($ x 1,000)                                630                483

a From March 31, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c Not annualized.
See notes to financial statements.

--------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1999         Year Ended
Class C Shares                                                (Unaudited)  October 31, 1998a
--------------------------------------------------------------------------------------------
Per Share Data($):
Net asset value, beginning of period                               11.27              12.50
Investment Operations:
Investment (loss)--net                                              (.05)              (.01)
Net realized and unrealized gain (loss) on investments              1.62              (1.22)
Total from Investment Operations                                    1.57              (1.23)
Distributions:
Dividends from investment income--net                               (.02)                --
Dividends from net realized gain on investments                     (.05)                --
Total Distributions                                                 (.07)                --
Net asset value, end of period                                     12.77              11.27
--------------------------------------------------------------------------------------------
Total Return (%)b,c                                                13.86              (9.84)
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsc                            1.36               1.64
Ratio of net investment (loss) to average net assetsc              (1.28)             (.06)
Decrease reflected in above expense ratios due to
  undertakings by the Managerc                                       .86                .92
Portfolio Turnover Ratec                                           19.90              17.71
Net Assets, end of period ($ x 1,000)                                514                451

a From March 31, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c Not annualized.
See notes to financial statements.

                                                                  The Fund  17

--------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1999         Year Ended
Class R Shares                                                (Unaudited)  October 31, 1998a
--------------------------------------------------------------------------------------------
Per Share Data($):
Net asset value, beginning of period                               11.33              12.50
Investment Operations:
Investment income (loss)--net                                       (.03)               .06
Net realized and unrealized gain (loss) on investments              1.67              (1.23)
Total from Investment Operations                                    1.64              (1.17)
Distributions:

Dividends from investment income--net                               (.09)                --
Dividends from net realized gain on investments                     (.05)                --
Total Distributions                                                 (.14)                --
Net asset value, end of period                                     12.83              11.33
--------------------------------------------------------------------------------------------
Total Return (%)b                                                  14.58              (9.36)
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsb                             .88               1.04
Ratio of net investment income (loss) to average net assetsb        (.79)               .53
Decrease reflected in above expense ratios due to
  undertakings by the Managerb                                       .86                .92
Portfolio Turnover Rateb                                           19.90              17.71
Net Assets, end of period ($ x 1,000)                              1,438                453

a From March 31, 1998 (commencement of operations) to October 31, 1998. b Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Value Fund (the "Fund") is a separate diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates a series company, currently offering two series, including the Fund. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Bank Corporation.

As of April 30, 1999, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

         Class A 282,838                    Class C 40,228
         Class B  40,234                    Class R 40,474

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.


                                                                  The Fund  19

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the dif ference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $248 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.


                                                                  The Fund  21

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1998 through April 30, 1999, to reimburse such excess expenses of the Fund to the extent that the Fund's aggregate annual expenses, excluding 12b-1 distribution plan fees, shareholder service plan fees, taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of 1.75% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $48,804 during the period ended April 30, 1999.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $93 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended April 30, 1999, Class B and Class C shares were charged $1,960 and $1,764, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $4,214, $653 and $588, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $451 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1999, amounted to $1,944,557 and $1,058,756, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with

                                                                  The Fund  23
counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 1999, there were open forward currency exchange contracts.

(b) At April 30, 1999, accumulated net unrealized appreciation on investments was $133,544, consisting of $547,783 gross unrealized appreciation and $414,239 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Fund  25

             For More Information

                     Dreyfus Premier
                     International Value Fund
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  173/147SA994